Additional information	9 Months Ended
Dec. 31, 2020
TextBlock [Abstract]
Additional information
V.	Additional information
For the first nine months ended December 31, 2020, sales revenues decreased by ¥3,441,953 million, or 15.0%, to ¥19,525,255 million, operating income decreased by ¥531,394 million, or 26.1%, to ¥1,507,922 million compared with the first nine months ended December 31, 2019. These decreases were mainly due to a decline of the automotive market affected by the global spread of
COVID-19.
Income before income taxes decreased by ¥523,771 million, or 21.9%, to ¥1,869,989 million, net income attributable to Toyota Motor Corporation decreased by ¥240,774 million, or 14.1%, to ¥1,468,064 million compared with the first nine months ended
December 31, 2019.